BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

PRIME MONEY MARKET FUND

INSTITUTIONAL MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

(Premium, Institutional, Select, Trust and Aon Captives Shares)

May 1, 2006

(as revised November 1, 2006)

Barclays Global Investors Funds (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about the shares of the Premium, Institutional, Select and Trust Shares of the following series of the Trust – the Prime Money Market Fund, the Institutional Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”). This SAI also contains information about the Aon Captives Shares of the Institutional Money Market Fund.

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding master portfolio of the Master Investment Portfolio (“MIP”). The Institutional Money Market Fund invests in the Money Market Master Portfolio; the Prime Money Market Fund invests in the Prime Money Market Master Portfolio; the Government Money Market Fund invests in the Government Money Market Master Portfolio; and the Treasury Money Market Fund invests in the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Barclays Global Fund Advisors (“BGFA” or “Investment Adviser”) serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund’s corresponding Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with each Fund’s current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”), each dated May 1, 2006 and as amended from time to time, for the relevant class of shares. Each Fund’s financial statements, which include the schedules of investments and independent auditor’s reports for the fiscal year ended December 31, 2005, are incorporated by reference into this SAI. Prospectuses and Annual Reports may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1 877 BGI 1544 (1 877 244 1544) (toll-free), or e-mailing the Funds at BGICash@seic.com.

HISTORY OF THE TRUST

The Trust is an open-end, series management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust’s principal office is located at 45 Fremont Street, San Francisco, California 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as illustrated below), which has substantially the same investment objective, policies and restrictions as the related Fund.

Fund	Corresponding Master Portfolio

Prime Money Market Fund	Prime Money Market Master Portfolio

Institutional Money Market Fund	Money Market Master Portfolio

Government Money Market Fund	Government Money Market Master Portfolio

Treasury Money Market Fund	Treasury Money Market Master Portfolio

Each series of the Trust issues shares in multiple classes, currently including Institutional Shares, Premium Shares, Select Shares and Trust Shares, and with respect only to the Institutional Money Market Fund, Aon Captives Shares. On August 14, 2002, the Trust’s Board of Trustees approved changing the name of the Institutional Money Market Fund’s Distributor Shares to the “Aon Captives Shares.”

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies.

Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

Each Fund’s investment objective is set forth in its Prospectus. Each Fund’s investment objectives are non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of the Funds determine the types of portfolio securities in which each Fund invests, the degree of risk to which a Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objectives of each Fund will be achieved.

Master/Feeder Structure.

Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. Each Fund and any other entities investing in the same Master Portfolio, are each liable for all obligations of that Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in the corresponding Master Portfolio. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in such Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will hold a meeting of its shareholders to consider such matters. Each Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received by the Fund from its other shareholders.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the corresponding Master Portfolio. Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders for this or any other reason. Prior to such withdrawal, the Trust’s Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Funds’ portfolio in accordance with their objectives. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Funds.

Fundamental Investment Restrictions.

The Funds are subject to the following investment restrictions, all of which are fundamental policies.

Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), or (iii) investments in repurchase agreements collateralized by U.S. Government securities; and further provided that, with respect to Prime Money Market Fund and Institutional Money Market Fund, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities Exchange Commission (“SEC”) or its staff);

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in U.S. Government securities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Funds, at any time.

(1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Each Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

In addition, the Government Money Market Fund and the Treasury Money Market Fund have adopted the following investment restriction as a non-fundamental policy:

Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of securities described in the Fund’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

In addition, the Prime Money Market Fund and Institutional Money Market Fund have adopted the following investment restrictions as non-fundamental policies:

(1) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

Investments and Risk.

To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund’s investment objectives will be realized as described in its Prospectus(es).

The Treasury Money Market Fund invests exclusively in U.S. Treasury obligations, as described below. The Government Money Market Fund invests exclusively in U.S. Government obligations, as described below. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to the Treasury Money Market Fund and Government Money Market Fund. The Prime Money Market Fund and the Institutional Money Market Fund may invest in any of the instruments or engage in any practice described below.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act.

Bank Obligations.

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits (“TDs”) are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable -interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BGFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Floating- and Variable-Rate Obligations.

The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating- and variable-rate obligations. The Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in a Fund’s portfolio.

Foreign Obligations.

The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating -interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts (“GICs”).

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Illiquid Securities.

Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

Each Fund may invest in shares of open-end investment companies including investment companies that are affiliated with the Funds and BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940

Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Loan Participation Agreements.

Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Funds will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Funds derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Funds to assert their rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks, that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Mortgage Pass-Through Securities.

Each Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises including: the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Funds to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Municipal Securities.

Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

Each Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

Each Fund may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

Each Fund will invest in repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Unrated Investments.

Each Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with a Fund’s procedures adopted by the MIP Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in a Fund’s shareholder’s best interests.

To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and this SAI. The ratings of NRSROs are more fully described in the Appendix of this SAI.

U.S. Government Obligations.

Each Fund may invest in U.S. Government obligations including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations.

U.S. Treasury obligations are direct obligations of the U.S. Government which are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program (“STRIPS”).

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of BGFA, the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

Service Providers.

Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Funds’ and Master Portfolios’ service providers, such as BGI, Investors Bank & Trust Company (“IBT”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and the Master Portfolio’s trustees as listed above; the auditors of the Funds and the Master Portfolios; counsel to the Trust or the Master Portfolio and counsel to the Independent Trustees; pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list as of December 31, 2005 of all such persons and entities to which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s Investors Services; Standard & Poor’s; Lipper; and Morningstar, Inc. as the rating organizations for certain of the Master Portfolios; Interactive Data Corp. and Reuters, as the pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information.

Third Party Feeder Funds.

Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a “third party feeder fund”) as may be necessary to (i) conduct business of the third party feeder fund in the ordinary course in a manner consistent with agreements with the third party feeder fund and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third party feeder fund. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third party feeder fund’s policies. The following is a list as of December 31, 2005 of third party feeder funds and their service providers to which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: Barclays Global Investors Cayman Prime Money Market Fund, LTD., Hewitt Money Market Fund, Hewitt Institutional Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Reserve Fund, PayPal Funds, and PayPal Asset Management Inc. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

The Investment Adviser, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SEC Filings.

Each Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure.

A Fund or its corresponding Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisors and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, email and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list as of December 31, 2005 of all such persons and entities to which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Bloomberg (monthly), Micropal (monthly), and iMoneyNet (weekly). Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

Approved Recipients.

The Funds’ and the Master Portfolios’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Funds’ and the Master Portfolios’ policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

MANAGEMENT

The Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

BGIF, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each of Lee T. Kranefuss, an interested Trustee of BGIF, and Richard K. Lyons, an independent Trustee of BGIF, also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. and oversees 126 portfolios within the fund complex. Each other Trustee of BGIF also serves as a Trustee for MIP and oversees 25 portfolios within the fund complex. The address for each Trustee and Officer, unless otherwise noted in the table below, is 45 Fremont Street, San Francisco, California 94105.

The Trust’s Independent Trustees have designated Mr. Lyons as their Lead Trustee.

Interested Trustees & Officers

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss* (1961)	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer (since 2005) of Global Index and Markets Group of BGI; Chief Executive Officer (since 2003) of the Intermediary Investors and Exchange Traded Products Business of BGI; Chief Executive Officer (1999-2003) of Individual Investor Business of BGI.	Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of MIP; Trustee (since 2001) of iShares Trust; Director (since 2001) of iShares Inc.

Michael A. Latham (1965)	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer (since 2004) of the Intermediary Investors and Exchange Traded Business of BGI; Director (2000-2004) of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI; Head of Operations (1997-2000) of BGI Europe.	None.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios and the Underlying Funds.

Independent Trustees

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman (1944)	Trustee (since 2001).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation; President and Chief Executive Officer (1993-2002) of KQED, Inc.	Trustee (since 2001) of MIP; Director (since 1984) and Lead Independent Director (since 2000) Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005) of PBS (Public Broadcasting Service); Director (since 2004) of Santa Clara University; Advisory Committee Member (since 1999) of Stanford Institute for Economic Policy Research; Director (since 1998) of Commonwealth Club of California; Advisory Committee Member (since 1992) of Pacific Forum/ CSIS.

A. John Gambs (1945)	Trustee (since 2006).	Retired.	Trustee (since 2006) of MIP; Governor (since 2001) and Vice President (since 2002) of San Francisco Symphony; Trustee, Marin Country Day School (1999-2005); Trustee, Marin Academy (2000- 2004) and President and Director (since 1997) of the Gambs Family Foundation.

Richard K. Lyons (1961)	Trustee (since 2001) and Lead Trustee (since 2006).	Executive Associate Dean (since 2005), Sylvan Coleman Chair in Finance (since 2004), Acting Dean (2004-2005) and Professor (since 1993) of the University of California, Berkeley: Haas School of Business; Consultant (since 2000) for IMF, World Bank, Federal Reserve Bank and Citibank N.A.	Trustee (since 2001) of MIP; Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 1995) and Chairman of Matthews Asian Funds (oversees 8 portfolios); Trustee (since 2000) of iShares Trust and Director (2002) of iShares Inc.

Wendy Paskin-Jordan (1956)	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) ePlanning Securities Inc. (broker-dealer).	Trustee (since 2006) of MIP; Director (since 2001) of California State Automobile Association; Director (since 2001) of Maier Siebel Baber; Trustee (since 2005) of World Affairs Council of Northern California.

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Leo Soong (1946)	Trustee (since 2000).	President (since 2002) of Trinity Products LLC; Managing Director (since 1989) of CG Roxane LLC (water company) ; Co-Founder (President through 1999) of Crystal Geyser Water Co.	Trustee (since 2000) of MIP; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

Committees.

There are two standing committees of the Board of Trustees—the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee who is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2005, the Nominating Committee held one meeting.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2005, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of April 6, 2006, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Dollar Range of Equity Securities in the Funds and

Family of Investment Companies (as of December 31, 2005)

Interested Trustee and Officer	Prime Money Market Fund	Institutional Money Market Fund	Government Money Market Fund	Treasury Money Market Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies*
Lee T. Kranefuss	0	0	0	0	D

Independent Trustees*	Prime Money Market Fund	Institutional Money Market Fund	Government Money Market Fund	Treasury Money Market Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman	0	0	0	0	0
Jack S. Euphrat**	0	0	0	0	0
Richard K. Lyons	0	0	0	0	D
Leo Soong	0	0	0	0	0

*	The dollar range of equity securities beneficially owned by A. John Gambs and Wendy Paskin-Jordan is not reflected in the table because they were appointed to serve as Independent Trustees of the Trust effective March 16, 2006.

**	Served as Trustee through March 14, 2006.

Ownership of Securities of Certain Entities.

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities of BGFA, the distributor or any entity controlling, controlled by, or under common control with BGFA or the distributor, unless noted above.

Code of Ethics.

The Funds, BGFA and the Funds’ distributor have each adopted a Code of Ethics that sets for the terms and conditions under which personnel subject to such Code may invest in securities, including securities that may be purchased by or held in the MIP portfolios.

Compensation.

As of January 2006, the Trust pays each Independent Trustee an annual base fee of $12,500 and a per meeting fee of $2,000 for meetings of the Board attended by the Trustee, and committee members receive a fee of $500 for each committee meeting attended. The Trustees will be paid in 2006 for the Nominating Committee meeting that they attended during the fiscal year ended December 31, 2005. Additionally, the Trust pays the Audit Committee chairperson an annual base fee of $2,500 and the Lead Trustee receives an annual base fee of $5,000.

Prior to January 2006, the Trust paid each Independent Trustee an annual base fee of $10,000 and a fee of $500 for each meeting of the Board attended, and committee members received a fee of $125 for each committee meeting attended.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Compensation Table

For the Fiscal Year Ended December 31, 2005

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex*
Lee Kranefuss	$0	$0

Name of Independent Trustees
Mary G. F. Bitterman	$12,500	$25,000
Jack S. Euphrat ***	$12,500	$25,000
Richard K. Lyons	$12,500	$108,750	****
Leo Soong	$12,500	$25,000

*	Each Trustee of the Trust is also a trustee of MIP. Includes compensation paid to each Independent Trustee as a trustee of MIP.

**	Compensation is not shown for A. John Gambs and Wendy Paskin-Jordan because they were appointed to serve as Independent Trustees of the Trust effective March 16, 2006.

***	Served as Trustee through March 14, 2006.

****	Includes compensation as trustee for iShares Trust and director of iShares, Inc.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 6, 2006, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund or share class, as the case may be.

Name of Fund	Name and Address of Shareholder	Percentage of Fund	Nature of Ownership

Prime Money Market Fund

Institutional Shares	INVESTORS BANK AND TRUST AS CUSTODIAN FBO ISHARES LEHMAN AGGREGATE BOND FUND ATTN MAUREEN PANAGROSSI OR SHAWN CLARK MAIL CODE ETF068 200 CLARENDON STREET BOSTON, MA 02116	17%	Record

	NOMURA HOLDING AMERICA INC ATTN DONAL BOLIN 2 WORLD FINANCIAL CENTER NEW YORK, NY 10281	6%	Record

	GSCO CUSTOMER FOREIGN FTRS & FGN OPTIONS SECURED 85 BROAD STREET NEW YORK, NY 10004	6%	Record

	LEHMAN BROTHERS INC CLIENT SEG ATTN JOHN CHARBONNEL 70 HUDSON STREET 7TH FLOOR JERSEY CITY, NJ 07302	5%	Record

	ELECTRONIC ARTS INC ATTN JACOB WALLIN TREASURY MANAGER TREASURY DEPARTMENT 207/6 209 REDWOOD SHORES PARKWAY REDWOOD CITY, CA 94065	5%	Record

Premium Shares	BROWN BROTHERS HARRIMAN & CO ATTN GRAEME HENDERSON 140 BROADWAY NEW YORK, NY 10005	20%	Record

	CHICAGO MERCANTILE EXCHANGE INC CUSTOMER SEGREGATED 20 SOUTH WACKER DRIVE CHICAGO, IL 60606	18%	Record

	CHICAGO MERCANTILE EXCHANGE INC FIRM ACCOUNT 20 SOUTH WACKER DRIVE CHICAGO, IL 60606	12%	Record

	CALHOUN AND CO ATTN FUND PRODUCTION 411 W LAFAYETTE MC 3455 DETROIT, MI 48226	11%	Record

	MELLON BANK NA ATTN PAMELA PLAMER ONE MELLON BANK CENTER 500 GRANT STREET ROOM 151-0440 PITTSBURGH, PA 15258	5%	Record

	SOLECTRON CORPORATION ALICE LIAU 847 GIBRALTAR DRIVE MILPITAS, CA 95035	5%	Record

Select Shares	BEAR STEARNS SECURITIES CORP FBO 4 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	20%	Record

	BEAR STEARNS SECURITIES CORP FBO 10 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	17%	Record

	BEAR STEARNS SECURITIES CORP FBO 5 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	11%	Record

	BEAR STEARNS SECURITIES CORP FBO 2 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	9%	Record

	BEAR STEARNS SECURITIES CORP FBO 6 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	8%	Record

	BEAR STEARNS SECURITIES CORP FBO 16 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	7%	Record

	BEAR STEARNS SECURITIES CORP FBO 3 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	6%	Record

	BEAR STEARNS SECURITIES CORP FBO 17 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	5%	Record

Trust Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Record

Institutional Money Market Fund

Aon Captives Shares	BARCLAYS NOMINEES (MANX) LIMITED RE: BOM AMBIENTE INSURANCE COMPANY - PLEDGED ACCOUNT PO BOX 9 BARCLAYS HOUSE VICTORIA STREET DOUGLAS ISLE OF MAN, UK IM99 1AJ	42%	Record

	BARCLAYS NOMINEES (MANX) LIMITED RE: INSURANCE COMPANY OF THE SOUTH EAST LTD PO BOX 9 BARCLAYS HOUSE VICTORIA STREET DOUGLAS ISLE OF MAN, UK IM99 1AJ	25%	Record

	NRI INSURANCE COMPANY 76 ST PAUL STREET SUITE 500 BURLINGTON, VT 05401-4477	16%	Record

	GREIF INSURANCE COMPANY LTD P.O. BOX HM 2450 HAMILTON HM JX BE, DA	11%	Record

Institutional Shares	INVESTORS BANK & TRUST AS SECURITY LENDING AGENT ATTN: BOB JACKSON MAIL CODE TRD 18 200 CLARENDON STREET BOSTON, MA 02116	18%	Record

	DELOITTE & TOUCHE USA LLP ATTN BANK RECONCILIATION AND CONTROLS 4022 SELLS DRIVE HERMITAGE, TN 37076	16%	Record

	UBS INVESTMENT GROUP ATTN KATHRYN RAFFERTY 677 WASHINGTON BLVD STAMFORD, CT 06912	10%	Record

	QUALCOMM INC ATTN TREASURY ACCOUNTING 5775 MOREHOUSE DR SAN DIEGO, CA 92121	6%	Record

Premium Shares	CHICAGO MERCANTILE EXCHANGE INC CUSTOMER SEGREGATED 30 SOUTH WALKER DRIVE CHICAGO, IL 60606	44%	Record

	CHICAGO MERCANTILE EXCHANGE INC FIRM ACCOUNT 30 SOUTH WALKER DRIVE CHICAGO, IL 60606	20%	Record

	BEAR STEARNS SECURITIES CORP FBO 17 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	7%	Record

	BEAR STEARNS SECURITIES CORP FBO 1 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	5%	Record

	GOLDMAN SACHS GLOBAL SERVICES OMNIBUS ACCOUNT GOLMAN SACHS AND CO 71 SOUTH WACKER DRIVE SUITE 500 CHICAGO, IL 60606	5%	Record

	MELLON BANK NA ATTN PAMELA PALMER ONE MELLON BANK CENTER 500 GRANT STREET ROOM 151-400 PITTSBURGH, PA 15258	5%	Record

Select Shares	BEAR STEARNS SECURITIES CORP FBO 15 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	27%	Record

	BEAR STEARNS SECURITIES CORP FBO 11 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	11%	Record

	BEAR STEARNS SECURITIES CORP FBO 13 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	9%	Record

	BEAR STEARNS SECURITIES CORP FBO 12 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	8%	Record

	BEAR STEARNS SECURITIES CORP FBO 8 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	8%	Record

	BEAR STEARNS SECURITIES CORP FBO 9 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	5%	Record

	BEAR STEARNS SECURITIES CORP FBO 14 ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201	5%	Record

Trust Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Record

Government Money Market Fund

Institutional Shares	ARMSTRONG WORLD INDUSTRIES INC ATTN BRENDA BEJGROWICZ/LORI COXEY 2500 COLUMBIA AVENUE LANCASTER, PA 17603	60%	Record

	CHARLES SCHWAB TRUST CO ATTN TREAS CAPITAL MARKETS 120KNY-13-314 101 MONTGOMERY STREET SAN FRANCISCO, CA 94194	29%	Record

	BOEING CAPITAL CORPORATION ATTN ACCOUNTING 1301 SW 16TH STREET BUILDING 25-01, MC 20-06 RENTON, WA 98055	6%	Record

•	ARMSTRONG WORLD INDUSTRIES INC ATTN BRENDA BEJGROWICZ/LORI COXEY 2500 COLUMBIA AVENUE SAN FRANCISCO, CA 94104	5%	Record

Premium Shares	CALHOUN AND CO ATTN FUND PRODUCTION 411 W LAFAYETTE MC 3455 DETROIT, MI 48226	69%	Record

	MELLON BANK NA ATTN PAMELA PALMER ONE MELLON BANK CENTER 500 GRANT STREET ROOM 151-0440 PITTSBURGH, PA 15258	24%	Record

Select Shares	CAROLINA FIRST BANK AS TRUSTEE FOR BERKELEY SD BONDS ATTN REBECCA MCGILL 1501 MAIN STREET 3RD FLOOR COLUMBIA, SC 29201	99%	Record

Trust Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Record

Treasury Money Market Fund

Institutional Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Record

Premium Shares	MELLON BANK NA ATTN PAMELA PALMER ONE MELLON BANK CENTER 500 GRANT STREET ROOM 151-0440 PITTSBURGH, PA 15258	95%	Record

	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	5%	Record

Select Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Record

Trust Shares	BARCLAYS CALIFORNIA CORPORATION ATTN NANCY YEUNG 33RD FLOOR 45 FREMONT STREET SAN FRANCISCO, CA 94105	100%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a corresponding Master Portfolio of MIP. The Master Portfolios have retained BGFA as the investment adviser to manage their assets. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolios’ average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on their performance. BGFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% from May 1, 2006 through April 30, 2007 with respect to each Master Portfolio. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolios’ assets itself. Pursuant to the advisory contracts between BGFA and the Master Portfolios (“Advisory Contracts”), BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BGFA is a wholly-owned subsidiary of BGI, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal year and periods shown below, the corresponding Master Portfolios of each Fund paid with respect to the Funds the following in advisory fees to BGFA:

	Period Ended 12/31/2003	Period Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Institutional Money Market Fund	$3,790,068	$2,435,562	$3,442,469
Prime Money Market Fund*	$534,884	$1,715,240	$9,771,810
Government Money Market Fund**	N/A	$0	$121,718
Treasury Money Market Fund**	N/A	$0	$0

*	Commencement of operations April 16, 2003.

**	Commencement of operations September 1, 2004.

For the fiscal year and periods shown below, BGFA voluntarily waived the following advisory fees with respect to the Funds:

	Period Ended 12/31/2003	Period Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Institutional Money Market Fund	$0	$2,426,836	$3,129,635
Prime Money Market Fund*	$1,176,360	$3,874,593	$2,766,658
Government Money Market Fund**	N/A	$133,897	$799,065
Treasury Money Market Fund**	N/A	$134	$17,151

*	Commencement of operations April 16, 2003.

**	Commencement of operations September 1, 2004.

Administrator.

The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agents, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ investment adviser. BGI also pays the compensation of the Funds’ Trustees, officers and employees who are affiliated with the Trust.

BGI also may engage and supervise certain intermediaries that service certain Fund accounts.

In addition, BGI has agreed to bear all costs of the Funds’ and the Trust’s operations, including, in the case of each Fund’s Institutional Shares, shareholder servicing fees of up to 0.05% in the case of each Fund’s Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund’s Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including advisory fees, any distribution paid pursuant to a plan under Rule 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the Funds. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.05% of each Fund’s average daily net assets for the Aon Captives Shares and Institutional Shares, 0.10% of each Fund’s average daily net assets for the Premium Shares, 0.15% of each Fund’s average daily net assets for the Select Shares (0.13% pursuant to BGI’s contractual agreement to waive a portion of its administration fees for the Select Shares through April 30, 2008), and 0.38% of each Fund’s average daily net assets for the Trust Shares. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administrative services for the Fund and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in it, or BGI or an affiliate receives advisory fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio including the Master Portfolio advisory fee, to each share class in proportion to the aggregate NAV of such class as compared to all classes of the Fund, in accordance with the Fund’s multi-class plan under Rule 18f-3 under the 1940 Act.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the Institutional Money Market Fund and administration fees were paid by the Fund to BGI and Stephens jointly. All other administration fees were paid directly to BGI. For the fiscal years and periods shown below, the Funds paid administration fees as follows:

	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Institutional Money Market Fund	$827,165	$909,702	$1,247,007
Prime Money Market Fund*	$153,825	$936,988	$2,960,690
Government Money Market Fund**	N/A	$162	$124,446
Treasury Money Market Fund**	N/A	$162	$1,572

*	Commencement of operations April 16, 2003.

**	Commencement of operations September 1, 2004.

For the fiscal years and periods shown below, BGI waived the following administration fees with respect to the Funds:

	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Institutional Money Market Fund	$0	$472,072	$1,312,234
Prime Money Market Fund*	$342,479	$1,118,034	$2,322,017
Government Money Market Fund**	N/A	$26,775	$163,899
Treasury Money Market Fund**	N/A	$25	$3,428

*	Commencement of operations April 16, 2003.

**	Commencement of operations September 1, 2004.

Distributor.

SEI is the distributor for the Funds’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 2,073 people and operates 22 offices in 12 countries.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

Institutional Money Market Fund – Aon Captives Shares Distribution Plan.

With respect solely to the Institutional Money Market Fund, the Fund has adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder for its Aon Captives Shares. The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees. The Institutional Money Market Fund currently does not have a distribution plan in place for its Premium, Institutional, Select or Trust Shares. Shareholders of the Premium, Institutional, Select and Trust Shares of each Fund do not pay any fees for distribution services.

Under the Plan and pursuant to the related Distribution Agreement, the Institutional Money Market Fund pays an annual fee of 0.10% of the average daily net asset value of the Institutional Money Market Fund’s Aon Captives Shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Aon Securities Corporation (“Aon”) has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

For the fiscal years shown below, the Aon Captives Shares of the Institutional Money Market Fund paid the following distribution fees:

	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004	Fiscal Year End 12/31/2005
Institutional Money Market Fund (Aon Captives Shares)	$20,007	$84,379	$95,721

The actual fee payable to the Distributor by the Institutional Money Market Fund’s Aon Captives Shares is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Institutional Money Market Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agents.

The Institutional, Premium, Select and Trust Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may enter into Shareholder Servicing Agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders.

The Trust Shares of the Funds have also adopted a Shareholder Servicing and Processing Plan pursuant to which they or BGI have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, “Servicing Agents”) for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts.

Out of the fees BGI receives from the Fund, for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of each Fund represented by Institutional Shares owned, up to 0.10% of the average daily value of each Fund represented by Premium Shares owned, up to 0.15% of the average daily value of each Fund represented by Select Shares owned, and up to 0.25% of the average daily value of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.13% of the average daily value of each Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for the services described above. From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

BGI has agreed to pay the Shareholder Servicing Plan and Shareholder Servicing and Processing Plan fees out of the fees it receives from the Funds for administration services as described above in the section entitled “Administrator.” For the fiscal years and periods shown below, BGI paid shareholder servicing fees on behalf of the Funds as follows:

	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004	Fiscal Year End 12/31/2005
Institutional Money Market Fund	$51,858.32	$403,024.39	$490,258.85
Prime Money Market Fund*	$60,082.69	$578,047.21	$1,985,566.13
Government Money Market Fund**	$0	$0	$88,500.12
Treasury Money Market Fund**	$0	$0	$506.49

*	Commencement of operations April 16, 2003.

**	Commencement of operations September 1, 2004.

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Custodian.

IBT has been retained to act as Custodian for the Funds and the Master Portfolios and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. IBT shall not be entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Funds.

Transfer and Dividend Disbursing Agent.

IBT has also been retained to act as the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, NY 10022, serves as counsel to the Trust and BGFA.

Expenses.

BGI has agreed to bear all costs of the Funds’ and the Trust’s operations, including, in the case of each Fund’s Institutional Shares, shareholder servicing fees of up to 0.05% in the case of each Fund’s Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund’s Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including advisory fees, any distribution paid pursuant to a plan under Rule 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the Funds.

DETERMINATION OF NET ASSET VALUE

The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of each Fund’s portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in the Funds using solely market values, and existing Funds shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. An investor’s investments in the Funds and/or other investment vehicles managed or maintained by BGFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived. On any day a Fund closes early, purchase and redemption orders received after the Funds’ closing time will be executed on the next Business Day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of the Funds may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objective, policies and limitations of the Funds as described in their Prospectus. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. The Funds immediately will transfer to their corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in a corresponding portfolio of MIP, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

General.

BGFA assumes general supervision over placing orders for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio’s interests or a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Master Portfolios usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Master Portfolios do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. A Master Portfolios purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses or excessive transaction costs.

Securities of Regular Broker/Dealers.

As of December 31, 2005, none of the Master Portfolios owned securities of their “regular brokers or dealers” (as defined in the 1940 Act), or their parents, except as disclosed below:

	Regular Broker/Dealer or Parent	Amount
Prime Money Market Master Portfolio
	Bear Stearns Companies Inc. (The)	$200,000,000
	Goldman Sachs Group Inc. (The)	$100,000,000
	Morgan Stanley	$100,000,000

Frequent Trading of Fund Shares.

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the Funds and their shareholders. Depending on various factors, such as the size of a Fund’s portfolio and the amount of asset maintained in cash, frequent trading may harm the performance of the Fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of Fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s net asset value (“market timing”).

The Funds may invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objectives and strategies of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to US. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k)

Plan Accounts or individual retirement accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

Each Fund has elected to be treated, has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund is treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund separately determines its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership (as defined in section 851(h) of the Code). Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains, which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deductions for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it is declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders also would be taxable at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (1) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year (2) at least 98% of capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31, and (3) all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Investment through the Master Portfolios.

The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in their corresponding Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed-through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, if the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed and the Fund’s risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.

For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and generally must be reported on each shareholder’s U.S. federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” as defined in section 1(h)(11)(B) of the Code, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a capital gain distribution, if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund’s taxable year.

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transactions in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis the shares. As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder recognizes gain or loss on the sale or exchange of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange. If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before an ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Foreign Taxes.

Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expects to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; and (ii) net capital gain generally is 15%.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders.

With respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, certain distributions if so designated by a Fund as “interest-related dividends” that are generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions if chosen to be designated as such by a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 47% of the total value, less allowable deductions and credits). With respect to estates of decedents dying after December 31, 2003, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

As used in the Prospectus of the Fund and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. In the case of any vote by a Fund as an interestholder in a Master Portfolio that is being “passed through” to a Fund’s shareholders, the Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Dividends and Distributions.

Each share of each Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever any Fund as interestholders of its respective Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Funds may elect to change its objective or policies to correspond to those of the applicable Master Portfolio. The Fund may also elect to redeem its interests in their Master Portfolios and either seek a new investment company with a matching objective in which to invest or retain their own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in the Master Portfolios of MIP have voting and other rights that generally correspond to those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever any Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about each Fund, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Funds at BGICash@seic.com. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of each Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2005 for the Funds and corresponding Master Portfolios are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 9, 2006. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligor rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. AAA is the highest Issuer Credit Rating assigned by Standard & Poor’s.

“AA”

An obligor rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

“A”

An obligor rated ‘A’ has STRONG capacity to meets its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories.

“BBB”

An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated ‘BB’, ‘B’ ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligor rated ‘BB’ is LESS VULNERABLE in the near term then other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments. B An obligor rated ‘B’ is MORE VULNERABLE then the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”

An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meets its financial commitments.

“CC”

An obligor rated ‘CC’ is CURRENTLY HIGHLY VULNERABLE.

Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“R”

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over other or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

“SD and D”

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

“N.R.”

An issuer designated N.R. is not rated.

“Public Information Ratings”

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Outlooks are not provided for ratings with a ‘pi’ subscript, nor are they subject to potential CreditWatch listings. Ratings with a ‘pi’ subscript generally are not modified with ‘+’ or ‘-’ designations. However, such designations [not] assigned when the issuer’s credit rating is constrained by sovereign risk or the credit quality of a parent company [or] affiliated group.

S&P Short-Term Credit Ratings

“A-1”

An obligor rated ‘A-1’ has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

“A-2”

An obligor rated ‘A-2’ has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3”

An obligor rated ‘A-3’ has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment then obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“C”

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears dividends or sinking fund payments, but that is currently paying.

“R”

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over other or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

“SD and D”

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

“N.R.” An issuer designated N.R. is not rated.

Local Currency and Foreign Currency Risks Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

“A”

Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

“Baa”

Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”

Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

“B”

Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

“Caa”

Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

“Ca”

Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

“P-3”

Issuers (or supporting institutions) rated ‘Prime-3’ have an acceptable ability to repay short-term obligations.

“NP”

Issuers (or supporting institutions) rated ‘Not Prime’ do not fall within any of the Prime rating categories.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC” and “C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic development. A ‘CC’ rating indicates that default of some kind appears probably. ‘C’ ratings signal imminent default.

“DDD”, “DD” and “D”

Default. Securities are extremely speculative, and their worth cannot exceed their recovery value in any liquidation or reorganization of the obligor. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% - 90% of such outstandings, and ‘D’ the lowest recovery potential, i.e. below 50%.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F-3”

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”

Speculative. Minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D”

Default. Denotes actual or imminent payment default.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.